UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): April 28, 2025

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) German American Bancorp, Inc. (the “Company”) held its annual meeting of shareholders on April 28, 2025.

(b) At the close of business on March 7, 2025, the record date for the annual meeting, 37,426,102 of the Company’s common shares were issued and outstanding. Matters voted upon at the annual meeting were as follows:

1.Election of four (4) directors to serve until the 2028 annual meeting of shareholders;

2.Approval, on an advisory basis, of the compensation of the Company’s executive officers named in the compensation disclosures in the annual meeting proxy statement; and

3.Approval, on an advisory basis, of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The final results of the votes taken at the annual meeting were as follows:

Proposal 1 – Election of four (4) directors to serve until the 2028 annual meeting of shareholders:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Zachary W. Bawel	20,377,450	1,984,917	8,395,828
D. Neil Dauby	21,988,666	373,701	8,395,828
Susan J. Ellspermann	21,832,213	530,154	8,395,828
G. Scott McComb	22,014,782	347,585	8,395,828

Each director nominee was elected to the Company’s Board of Directors by a plurality of the votes cast among all nominees.

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,533,930	518,308	310,129	8,395,828

The compensation of the Company’s named executive officers was approved by a majority of the votes cast.

Proposal 3 – Approval, on an advisory basis, of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2025:

Votes For	Votes Against	Votes Abstained
30,034,381	507,177	216,637

The appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2025 was approved by a majority of the votes cast.

(c) Not applicable.

(d) Not applicable.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2025	By:	GERMAN AMERICAN BANCORP, INC. /s/ D Neil Dauby
D Neil Dauby, Chairman and Chief Executive Officer